UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 12, 2004

                                     0-25853
                            (Commission File Number)

                            ELECTRONIC GAME CARD, INC

             (Exact name of registrant as specified in its charter)


        Nevada                                                 87-0570975
(State of Incorporation)                                     (IRS Employer
                                                        Identification Number)


              19th Floor, 712 5th Avenue, New York, New York 10019 (Address of registrant's principal executive office)

                                 (646) 723-8946
                         (Registrant's telephone number)

Section 1 - Registrant's Business and Operations

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 12, 2004, Electronic Game Card, Inc. (the "Company") entered into a joint venture agreement with Scientific Games International, Inc. ("SciGames"), subsequently amended by a letter agreement among those parties dated November 1, 2004 (the "Letter Agreement"; the joint venture agreement, as amended by the Letter Agreement, is hereafter referred to as the "Joint Venture Agreement"), to exclusively market and promote the Company's Electronic Game Card product worldwide to national and state lotteries. At the closing pursuant to the Joint Venture Agreement, which replaced a May 2003 distribution agreement which was terminated, SciGames purchased Two Million One Hundred Seventy-One Thousand Five Hundred Ninety-Four (2,171,594) shares (the "Shares") of newly-issued common stock, par value $0.001 per share (the "Common Stock") of the Company, which would constitute one share less than 10% of the Company's then outstanding shares of Common Stock, for an aggregate purchase price of $1,085,797.00 pursuant to a subscription agreement dated October 12, 2004 (the "Subscription Agreement"). The Company granted certain registration rights to SciGames with respect to the Shares pursuant to a Registration Rights Agreement dated October 29, 2004 (the "Registration Rights Agreement"). At the closing, the Company contributed One Million Dollars ($1,000,000) to the joint venture. The closing was completed on November 12, 2004 when the funds cleared into the joint venture's account. Reference is made to the Joint Venture Agreement, the Subscription Agreement, the Registration Rights Agreement and the Letter Agreement, which are filed herewith as Exhibits and which are incorporated herein by reference, for further details.

Section 3 - Securities and Trading Matters

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES.

On October 12,2004, Electronic Game Card, Inc. (the "Company") entered into a joint venture agreement with Scientific Games International, Inc. ("SciGames"), subsequently amended by a letter agreement among those parties dated November 1, 2004 (the "Letter Agreement"; the joint venture agreement, as amended by the Letter Agreement, is hereafter referred to as the "Joint Venture Agreement"). In connection with the Joint Venture Agreement, pursuant to a subscription agreement dated October 12, 2004 with SciGames (the "Subscription Agreement"), the Company sold Two Million One Hundred Seventy-One Thousand Five Hundred Ninety-Four (2,171,594) shares (the "Shares") of newly-issued common stock, par value $0.01 per share (the "Common Stock") of the Company for an aggregate purchase price of One Million Eighty-Five Thousand Seven Hundred Ninety-Seven Dollars ($1,085,797.00), which would constitute one share less than 10% of the Company's then outstanding shares of Common Stock. The Company granted certain registration rights to SciGames with respect to the Shares pursuant to a registration rights agreement dated October 29, 2004 (the "Registration Rights Agreement"). The closing was completed on November 12, 2004, by which time the Company had received the subscription funds and, subsequently, the sum of One Million Dollars ($1,000,000), which the Company was to contribute to the joint venture pursuant to the Joint Venture Agreement, had cleared into the joint venture's account. The Company offered and sold the Shares to SciGames, an "accredited investor" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in a private placement of securities without general solicitation or general advertising or involvement of any underwriter or placement agent, in reliance upon an exemption from registration under the Securities Act pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended, and/or Section 4(2) of the Securities Act of 1933, as amended. Reference is made to the Joint Venture Agreement, the Subscription Agreement, the Registration Rights Agreement and the Letter Agreement, which are filed herewith as Exhibits and which are incorporated herein by reference, for further details.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

   Exhibit No.    Description
   -----------    -----------

      10.1 Joint Venture Agreement dated as of October 12, 2004 between Scientific Games International, Inc., and Electronic Game Card, Inc.

      10.2 Subscription Agreement dated October 12, 2004 between Scientific Games International, Inc. and Electronic Game Card, Inc.

      10.3 Registration Rights Agreement dated October 29, 2004 between Electronic Game Card, Inc. and Scientific Games International, Inc.

      10.4 Letter Agreement dated November 1, 2004 between Scientific Games International, Inc. and Electronic Game Card, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ELECTRONIC GAME CARD INC


                                By: /s/ John Bentley
                                    -----------------------------------------
                                    Name:  John Bentley
                                    Title: Chief Executive Officer
Date: November 15, 2004

                                  EXHIBIT INDEX

   Exhibit No.    Description
   -----------    -----------

      10.1 Joint Venture Agreement dated as of October 12, 2004 between Scientific Games International, Inc., and Electronic Game Card, Inc.

      10.2 Subscription Agreement dated October 12, 2004 between Scientific Games International, Inc. and Electronic Game Card, Inc.

      10.3 Registration Rights Agreement dated October 29, 2004 between Electronic Game Card, Inc. and Scientific Games International, Inc.

      10.4 Letter Agreement dated November 1, 2004 between Scientific Games International, Inc. and Electronic Game Card, Inc.